VESSELS AND EQUIPMENT, NET (Table)	6 Months Ended
Jun. 30, 2022
Property, Plant and Equipment [Abstract]
Summary Rollforward of Vessels and Equipment

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2021	3,435,885	(555,564)	2,880,321
Additions	3,995	—	3,995
Transfer from newbuildings	—	—	—
Transfer to held for sale	(107,525)	25,726	(81,799)
Impairment loss	—	—	—
Depreciation	—	(57,556)	(57,556)
Balance at June 30, 2022	3,332,355	(587,394)	2,744,961